Exhibit 10(a)

                                                          EXECUTION COPY





                                 $1,000,000,000

                            364-DAY CREDIT AGREEMENT

                            Dated as of June 22, 2004

                                      Among

                               SPRINT CORPORATION

                                       and

                           SPRINT CAPITAL CORPORATION
                                  as Borrowers

                        THE INITIAL LENDERS NAMED HEREIN

                               as Initial Lenders

                                 CITIBANK, N.A.

                             as Administrative Agent

                          CITIGROUP GLOBAL MARKETS INC.
                                       and
                           J.P. MORGAN SECURITIES INC.

                    as Joint Lead Arrangers and Book Managers

                               JPMORGAN CHASE BANK

                              as Syndication Agent

                                       and

                              BANK OF AMERICA, N.A.
                        DEUTSCHE BANK AG NEW YORK BRANCH
                                       and
                              UBS LOAN FINANCE LLC

                             as Documentation Agents



                                                  TABLE OF CONTENTS                                            Page


                   Article I DEFINITIONS AND ACCOUNTING TERMS


         Section 1.01.              Certain Defined Terms.........................................................1
         -------------              -------------------------------------------------------------------------------
         Section 1.02.              Computation of Time Periods..................................................11
         -------------              -------------------------------------------------------------------------------
         Section 1.03.              Accounting Terms.............................................................11
         -------------              -------------------------------------------------------------------------------

                  Article II AMOUNTS AND TERMS OF THE ADVANCES

         Section 2.01.              The Revolving Credit Advances................................................11
         -------------              -------------------------------------------------------------------------------
         Section 2.02.              Making the Revolving Credit Advances.........................................11
         -------------              -------------------------------------------------------------------------------
         Section 2.03.              The Competitive Bid Advances.................................................12
         -------------              -------------------------------------------------------------------------------
         Section 2.04.              Fees.........................................................................15
         -------------              -------------------------------------------------------------------------------
         Section 2.05.              Termination or Reduction of the Commitments..................................15
         -------------              -------------------------------------------------------------------------------
         Section 2.06.              Repayment of Advances........................................................15
         -------------              -------------------------------------------------------------------------------
         Section 2.07.              Interest on Revolving Credit Advances........................................15
         -------------              -------------------------------------------------------------------------------
         Section 2.08.              Interest Rate Determination..................................................16
         -------------              -------------------------------------------------------------------------------
         Section 2.09.              Optional Conversion of Revolving Credit Advances.............................17
         -------------              -------------------------------------------------------------------------------
         Section 2.10.              Optional Prepayments of Revolving Credit Advances............................17
         -------------              -------------------------------------------------------------------------------
         Section 2.11.              Increased Costs..............................................................17
         -------------              -------------------------------------------------------------------------------
         Section 2.12.              Illegality...................................................................18
         -------------              -------------------------------------------------------------------------------
         Section 2.13.              Payments and Computations....................................................18
         -------------              -------------------------------------------------------------------------------
         Section 2.14.              Taxes........................................................................19
         -------------              -------------------------------------------------------------------------------
         Section 2.15.              Sharing of Payments, Etc.....................................................20
         -------------              -------------------------------------------------------------------------------
         Section 2.16.              Extension of Revolver Termination Date.......................................20
         -------------              -------------------------------------------------------------------------------
         Section 2.17.              Use of Proceeds..............................................................22
         -------------              -------------------------------------------------------------------------------

               Article III CONDITIONS TO EFFECTIVENESS AND LENDING

         Section 3.01.              Conditions Precedent to Effectiveness of Sections 2.01 and 2.03..............22
         -------------              -------------------------------------------------------------------------------
         Section 3.02.              Conditions Precedent to Each Revolving Credit Borrowing, Term Loan
                                     Conversion Date and Extension Date.                                         23
         -------------              -------------------------------------------------------------------------------
         Section 3.03.              Conditions Precedent to Each Competitive Bid Borrowing.......................24
         -------------              -------------------------------------------------------------------------------
         Section 3.04.              Determinations Under Section 3.01............................................24
         -------------              -------------------------------------------------------------------------------

                    Article IV REPRESENTATIONS AND WARRANTIES

         Section 4.01.              Representations and Warranties of the Borrowers..............................24
         -------------              -------------------------------------------------------------------------------

                      Article V COVENANTS OF THE BORROWERS

         Section 5.01.              Affirmative Covenants........................................................25
         -------------              -------------------------------------------------------------------------------
         Section 5.02.              Negative Covenants...........................................................27
         -------------              -------------------------------------------------------------------------------
         Section 5.03.              Financial Covenants..........................................................29
         -------------              -------------------------------------------------------------------------------

                          Article VI EVENTS OF DEFAULT

         Section 6.01.              Events of Default............................................................30
         -------------              -------------------------------------------------------------------------------

                          Article VII COMPANY GUARANTY

         Section 7.01.              Guaranty.....................................................................31
         -------------              -------------------------------------------------------------------------------
         Section 7.02.              Guaranty Absolute............................................................31
         -------------              -------------------------------------------------------------------------------
         Section 7.03.              Waiver.......................................................................32
         -------------              -------------------------------------------------------------------------------
         Section 7.04.              Continuing Guaranty; Assignments.............................................32
         -------------              -------------------------------------------------------------------------------
         Section 7.05.              Subrogation..................................................................32
         -------------              -------------------------------------------------------------------------------


                                                       1



                      Article VIII THE ADMINISTRATIVE AGENT

         Section 8.01.              Authorization and Action.....................................................33
         -------------              -------------------------------------------------------------------------------
         Section 8.02.              Administrative Agent's Reliance, Etc.........................................33
         -------------              -------------------------------------------------------------------------------
         Section 8.03.              Citibank and Affiliates......................................................33
         -------------              -------------------------------------------------------------------------------
         Section 8.04.              Lender Credit Decision.......................................................33
         -------------              -------------------------------------------------------------------------------
         Section 8.05.              Indemnification..............................................................34
         -------------              -------------------------------------------------------------------------------
         Section 8.06.              Successor Administrative Agent...............................................34
         -------------              -------------------------------------------------------------------------------
         Section 8.07.              Other Agents.................................................................34
         -------------              -------------------------------------------------------------------------------

                            Article IX MISCELLANEOUS

         Section 9.01.              Amendments, Etc..............................................................34
         -------------              -------------------------------------------------------------------------------
         Section 9.02.              Notices, Etc.................................................................35
         -------------              -------------------------------------------------------------------------------
         Section 9.03.              No Waiver; Remedies..........................................................35
         -------------              -------------------------------------------------------------------------------
         Section 9.04.              Costs and Expenses...........................................................35
         -------------              -------------------------------------------------------------------------------
         Section 9.05.              Right of Set-off.............................................................36
         -------------              -------------------------------------------------------------------------------
         Section 9.06.              Binding Effect...............................................................37
         -------------              -------------------------------------------------------------------------------
         Section 9.07.              Assignments and Participations...............................................37
         -------------              -------------------------------------------------------------------------------
         Section 9.08.              Confidentiality..............................................................38
         -------------              -------------------------------------------------------------------------------
         Section 9.09.              Governing Law................................................................39
         -------------              -------------------------------------------------------------------------------
         Section 9.10.              Execution in Counterparts....................................................39
         -------------              -------------------------------------------------------------------------------
         Section 9.11.              Jurisdiction, Etc............................................................39
         -------------              -------------------------------------------------------------------------------
         Section 9.12.              Patriot Act Notice...........................................................39
         -------------              -------------------------------------------------------------------------------
         Section 9.13.              Waiver of Jury Trial.........................................................40
         -------------              -------------------------------------------------------------------------------


         Schedules

         Schedule I - List of Applicable Lending Offices

         Schedule 5.02(a) - Existing Liens

         Schedule 5.02(c) - Potential Asset Sales

         Schedule 5.02(e) - Existing Subsidiary Debt

         Exhibits

         Exhibit A          -       Form of Note

         Exhibit B-1        -       Form of Notice of Revolving Credit Borrowing

         Exhibit B-2        -       Form of Notice of Competitive Bid Borrowing

         Exhibit B-3        -       Form of Notice of Term Loan Election

         Exhibit C          -       Form of Assignment and Acceptance

         Exhibit D          -       Form of Opinion of Counsel for the Borrowers

                            364-DAY CREDIT AGREEMENT

                            Dated as of June 22, 2004


     SPRINT CORPORATION, a Kansas corporation (the "Company"), SPRINT CAPITAL CORPORATION, a Delaware corporation ("Sprint Capital" and, together with the Company, the "Borrowers"), the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages hereof, and CITIBANK, N.A. ("Citibank"), as administrative agent (together with any successor administrative agent appointed pursuant to Section 8.06, the "Administrative Agent") for the Lenders (as hereinafter defined), CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES INC., as joint lead arrangers and book managers, JPMORGAN CHASE BANK, as syndication agent, and BANK OF AMERICA, N.A., DEUTSCHE BANK AG NEW YORK BRANCH and UBS LOAN FINANCE LLC, as documentation agents, agree as follows:

                                   Article I

                        DEFINITIONS AND ACCOUNTING TERMS

     Section 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Advance"  means a  Revolving  Credit  Advance  or a  Competitive  Bid
     Advance.

          "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

          "Administrative   Agent's   Account"   means   the   account   of  the
     Administrative Agent maintained by the Administrative Agent at Citibank with its office at 2 Penns Way, Suite 200, New Castle, Delaware 19720, Account No. 36852248, Attention: Bank Loan Syndications.

          "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance and, in the case of a Competitive Bid Advance, the office of such Lender notified by such Lender to the Administrative Agent as its Applicable Lending Office with respect to such Competitive Bid Advance.

          "Applicable Margin" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:



========================= ====================== ====================== ====================== ======================

     Public Debt Rating     Applicable Margin      Applicable Margin      Applicable Margin      Applicable Margin
     S&P/Moody's           for Eurodollar Rate    for Eurodollar Rate       for Base Rate          for Base Rate
                            Advances Prior to       Advances On and       Advances Prior to       Advances On and
                          Term Loan Conversion      After Term Loan     Term Loan Conversion      After Term Loan
                                  Date              Conversion Date             Date              Conversion Date
========================= ====================== ====================== ====================== ======================


Level 1
BBB+ or Baa1 or above             0.525%                1.250%                  0.000%                 0.100%
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

Level 2
BBB or Baa2                       0.625%                1.375%                  0.000%                 0.125%
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

Level 3
BBB- and Baa3                     0.825%                1.750%                  0.000%                 0.250%
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

Level 4
BB+ and Ba1                        1.00%                2.500%                  0.000%                 1.000%
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

Level 5
Lower than Level 4                1.500%                3.500%                  0.500%                 2.000%
========================= ====================== ====================== ====================== ======================


          "Applicable Percentage" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:



                           ================================ =============================

                                Public Debt Rating                   Applicable
                                S&P/Moody's                          Percentage
                           ================================ =============================


                           Level 1
                           BBB+ or Baa1 or above                       0.100%
                           -------------------------------- -----------------------------
                           -------------------------------- -----------------------------

                           Level 2
                           BBB or Baa2                                 0.125%
                           -------------------------------- -----------------------------
                           -------------------------------- -----------------------------

                           Level 3
                           BBB- and Baa3                               0.175%
                           -------------------------------- -----------------------------
                           -------------------------------- -----------------------------

                           Level 4
                           BB+ and Ba1                                 0.250%
                           -------------------------------- -----------------------------
                           -------------------------------- -----------------------------

                           Level 5
                           Lower than Level 4                          0.500%
                           ================================ =============================


          "Applicable Utilization Fee" means, as of any date prior to the Term Loan Conversion Date on which the aggregate principal amount of the Advances exceeds 50% of the aggregate amount of the Lenders' Commitments, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:



============================= ============================ =============================

     Public Debt Rating               Applicable                    Applicable
     S&P/Moody's                  Utilization Fee for        Utilization Fee for Base
                               Eurodollar Rate Advances           Rate Advances
============================= ============================ =============================

                                          2




Level 1
BBB+ or Baa1 or above                   0.125%                        0.000%
----------------------------- ---------------------------- -----------------------------
----------------------------- ---------------------------- -----------------------------

Level 2
BBB or Baa2                             0.125%                        0.000%
----------------------------- ---------------------------- -----------------------------
----------------------------- ---------------------------- -----------------------------

Level 3
BBB- and Baa3                           0.250%                        0.000%
----------------------------- ---------------------------- -----------------------------
----------------------------- ---------------------------- -----------------------------

Level 4
BB+ and Ba1                             0.250%                        0.000%
----------------------------- ---------------------------- -----------------------------
----------------------------- ---------------------------- -----------------------------

Level 5
Lower than Level 4                      0.500%                        0.500%
============================= ============================ =============================


          "Assignment and Acceptance" means an assignment and acceptance entered
     into  by  a  Lender  and  an  Eligible   Assignee,   and  accepted  by  the
     Administrative Agent, in substantially the form of Exhibit C hereto.

          "Assuming Lender" means an Extension Assuming Lender.

          "Assumption Agreement" means an assumption agreement entered into between an Extension Assuming Lender and a Non-Consenting Lender and accepted by the Administrative Agent and the Company, in such form as is agreed among the applicable Extension Assuming Lender, the applicable Non-Consenting Lender, the Administrative Agent and the Company.

          "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:

               (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate;

               (b) the sum (adjusted to the nearest 1/4 of 1% or, if there is no nearest 1/4 of 1%, to the next higher 1/4 of 1%) of (i) 1/2 of 1% per annum, plus (ii) the rate obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve
          System  (or  any  successor)  for   determining  the  maximum  reserve
          requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank with respect to liabilities consisting of or including (among other liabilities) three-month U.S. dollar non-personal time deposits in the United States, plus (iii) the average during such three-week period of the annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S. dollar deposits of Citibank in the United States; and

               (c) 1/2 of one percent per annum above the Federal Funds Rate.

          "Base Rate Advance" means a Revolving Credit Advance that bears interest as provided in Section 2.07(a)(i).

          "Borrowing" means a Revolving Credit Borrowing or a Competitive Bid Borrowing.

          "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

          "Commitment" has the meaning specified in Section 2.01.

          "Competitive Bid Advance" means an advance by a Lender to a Borrower as part of a Competitive Bid Borrowing resulting from the competitive bidding procedure described in Section 2.03 and refers to a Fixed Rate Advance or a LIBO Rate Advance.

          "Competitive Bid Borrowing" means a borrowing consisting of simultaneous Competitive Bid Advances from each of the Lenders whose offer to make one or more Competitive Bid Advances as part of such borrowing has been accepted under the competitive bidding procedure described in Section 2.03.

          "Competitive Bid Reduction" has the meaning specified in Section 2.01.

          "Confidential Information" means information that any Borrower furnishes to the Administrative Agent or any Lender in a writing designated as confidential, but does not include any such information that is or becomes generally available to the public or that is or becomes available to the Administrative Agent or such Lender from a source other than a Borrower.

          "Consenting Lender" has the meaning specified in Section 2.16(b).

          "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

          "Convert", "Conversion" and "Converted" each refers to a conversion of Revolving Credit Advances of one Type into Revolving Credit Advances of the other Type pursuant to Section 2.08 or 2.09.

          "Debt" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases and under synthetic, off-balance sheet or tax retention leases (excluding, however, operating leases), (e) all obligations, contingent or otherwise, of such Person in respect of acceptances, standby letters of credit or similar extensions of credit, (f) all net payment obligations of such Person in respect of Hedge Agreements, (g) all obligations outstanding to Persons that are not Affiliates of the Company in connection with a receivables securitization program, (h) all Debt of others referred to in clauses (a) through (e) above or clause (i) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (1) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (4) otherwise to assure a creditor against loss, and (i) all Debt referred to in clauses (a) through (h) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt; provided, that all amounts paid or received by the Company and its Subsidiaries pursuant to a Tower Transaction, whether in the form of sale proceeds, capital lease payments, maintenance charges, prepaid rent or otherwise and however characterized on a Consolidated balance sheet of the Company and its Subsidiaries, shall be excluded from Debt.

          "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance or Assumption Agreement pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Administrative Agent.

          "EBITDA"  means,  for any  period,  net income  (or net loss)  (before discontinued operations for such period and exclusive of, without duplication, (x) the income or loss resulting from extraordinary items, (y) the income or loss of any Person accounted for by the Company on the equity method and (z) non-cash, one-time charges) plus the sum of (a) interest expense, (b) income tax expense, (c) depreciation expense and (d) amortization expense, in each case in accordance with GAAP for such period.

          "Effective Date" has the meaning specified in Section 3.01.

          "Eligible Assignee" means (i) a Lender; (ii) an Affiliate of a Lender that is a bank or other financial institution; and (iii) any other bank or financial institution approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 9.07, the Company, such approval not to be unreasonably withheld or delayed; provided, however, that neither any Borrower nor an Affiliate of any Borrower shall qualify as an Eligible Assignee.

          "Environmental Action" means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, Environmental
     Permit or Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment, including, without limitation,
     (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

          "Environmental Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

          "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the Company's controlled group, or under common control with the Company, within the meaning of Section 414 of the Internal Revenue Code.

          "ERISA Event" means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11),
     (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of the Company or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by the Company or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for the imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan.

          "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance or Assumption Agreement pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Administrative Agent.

          "Eurodollar Rate" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Revolving Credit Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing
     (a) the rate per annum (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such rate is not such a multiple) appearing on Moneyline Telerate Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term equal to such Interest Period or, if for any reason such rate is not available, the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurodollar Rate Advance comprising part of such Revolving Credit Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period. If the Moneyline Telerate Markets Page 3750 (or any successor page) is unavailable, the Eurodollar Rate for any Interest Period for each Eurodollar Rate Advance comprising part of the same Revolving Credit Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 2.08.

          "Eurodollar Rate Advance" means a Revolving Credit Advance that bears interest as provided in Section 2.07(a)(ii).

          "Eurodollar Rate Reserve Percentage" for any Interest Period for all Eurodollar Rate Advances or LIBO Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances or LIBO Rate Advances is determined) having a term equal to such Interest Period.

          "Events of Default" has the meaning specified in Section 6.01.

          "Extension Assuming Lender" has the meaning specified in Section 2.16(c).

          "Extension Date" has the meaning specified in Section 2.16(b).

          "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Fixed Rate Advances" has the meaning specified in Section 2.03(a)(i).

          "GAAP" has the meaning specified in Section 1.03.

          "Guaranteed Obligations" has the meaning specified in Section 7.01.

          "Hazardous Materials" means (a) petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and
     (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

          "Hedge Agreement" means interest rate swap or collar agreements, interest rate future contracts, currency swap agreements, currency future contracts and other similar agreements.

          "Information  Memorandum"  means the information  memorandum dated May
     24,  2004  used  by  the  Administrative   Agent  in  connection  with  the
     syndication of the Commitments.

          "Insignificant  Subsidiary"  means any  Subsidiary of the Company that
     (i) has assets aggregating $1,000,000 or less and (ii) does not have any creditor that is the beneficiary of a guaranty of the Company or any of its Subsidiaries.

          "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Revolving Credit Borrowing and each LIBO Rate Advance comprising part of the same Competitive Bid Borrowing, the period commencing on the date of such Eurodollar Rate Advance or LIBO Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance and ending on the last day of the period selected by the applicable Borrower pursuant to the provisions below and, thereafter, with respect to Eurodollar Rate Advances, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by such Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months (or if available to all Lenders, nine months), as the applicable Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

          (i) no Borrower may select any Interest Period that ends after the scheduled Revolver Termination Date or, if the Revolving Credit Advances have been converted to a term loan pursuant to Section 2.06 prior to such selection, that ends after the Maturity Date;

          (ii) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Revolving Credit Borrowing or for LIBO Rate Advances comprising part of the same Competitive Bid Borrowing shall be of the same duration;

          (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

          (iv) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Lenders" means the Initial Lenders and each Person that shall become a party hereto pursuant to Section 2.16 or Section 9.07.

          "LIBO Rate" means, for any Interest Period for all LIBO Rate Advances comprising part of the same Competitive Bid Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such rate is not such a multiple) appearing on Moneyline Telerate Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term equal to such Interest Period or, if for any reason such rate is not available, the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the amount that would be the Reference Banks' respective ratable shares of such Borrowing if such Borrowing were to be a Revolving Credit Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period. If the Moneyline Telerate Markets Page 3750 (or any successor page) is unavailable, the LIBO Rate for any Interest Period for each LIBO Rate Advance comprising part of the same Competitive Bid Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of
     Section 2.08.

          "LIBO Rate Advances" has the meaning specified in Section 2.03(a)(i).

          "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

          "Material Adverse Change" means any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of any Borrower or any Borrower and its Subsidiaries taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of any Borrower or any Borrower and its Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent or any Lender under this Agreement or any Note or (c) the ability of any Borrower to perform its obligations under this Agreement or any Note.

          "Maturity Date" means the earlier of (a) the first anniversary of the Revolver Termination Date and (b) the date of termination in whole of the aggregate Commitments pursuant to Section 2.05 or 6.01.

          "Moody's" means Moody's Investors Service, Inc.

          "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Multiple  Employer Plan" means a single  employer plan, as defined in
     Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Company or any ERISA Affiliate and at least one Person other than the Company and the ERISA Affiliates or (b) was so maintained and in respect of which the Company or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Net Debt" of any Person means at any time (i) Debt of such Person that, in accordance with GAAP, would be classified as indebtedness on a Consolidated balance sheet of such Person minus (ii) the positive amount, if any, that is equal to (a) the total amount of cash and cash equivalents reflected on such Person's balance sheet at such time minus (b) $200,000,000.

          "Non-Consenting Lender" has the meaning specified in Section 2.16(b).

          "Note" means a promissory note of a Borrower payable to the order of any Lender, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Advances made by such Lender.

          "Notice of Competitive  Bid  Borrowing"  has the meaning  specified in
     Section 2.03(a).

          "Notice of Revolving  Credit  Borrowing" has the meaning  specified in
     Section 2.02(a).

          "PBGC"  means  the  Pension  Benefit  Guaranty   Corporation  (or  any
     successor).

          "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section
     5.01(b) hereof; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings and as to which appropriate reserves are being maintained; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; and (e) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes.

          "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

          "Plan" means a Single Employer Plan or a Multiple Employer Plan.

          "Public Debt Rating" means, as of any date, the highest rating that has been most recently announced by either S&P or Moody's, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by the Company. For purposes of the foregoing, (a) if only one of S&P and Moody's shall have in effect a Public Debt Rating, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee shall be determined by reference to the available rating; (b) if neither S&P nor Moody's shall have in effect a Public Debt Rating, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee will be set in accordance with Level 5 under the definition of "Applicable Margin", "Applicable Percentage" or "Applicable Utilization Fee", as the case may be; (c) if the ratings established by S&P and Moody's shall fall within different levels higher than Level 4, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee shall be based upon the higher rating, provided that if the lower of such ratings is more than one level below the higher of such ratings, then the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee shall be based on the rating that is the level above the lower of such ratings; (d) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (e) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Public Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

          "Reference Banks" means Citibank, JPMorgan Chase Bank, Bank of America, N.A., Deutsche Bank AG New York Branch and UBS Loan Finance LLC.

          "Register" has the meaning specified in Section 9.07(d).

          "Required Lenders" means at any time Lenders owed at least a majority in interest of the then aggregate unpaid principal amount of the Revolving Credit Advances owing to Lenders, or, if no such principal amount is then outstanding, Lenders having at least a majority in interest of the Commitments.

          "Revolver Termination Date" means the earlier of (a) June 21, 2005, subject to the extension thereof pursuant to Section 2.16, or (b) the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01, or if such date is not a Business Day, the immediately preceding Business Day; provided, however, that the Revolver Termination Date of any Lender that is a Non-Consenting Lender to any requested extension pursuant to Section 2.16 shall be the Revolver Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement.

          "Revolving Credit Advance" means an advance by a Lender to a Borrower as part of a Revolving Credit Borrowing and refers to a Base Rate Advance or a Eurodollar Rate Advance (each of which shall be a "Type" of Revolving Credit Advance).

          "Revolving   Credit   Borrowing"  means  a  borrowing   consisting  of
     simultaneous Revolving Credit Advances of the same Type made by each of the Lenders pursuant to Section 2.01.

          "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

          "Single  Employer  Plan" means a single  employer  plan, as defined in
     Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Company or any ERISA Affiliate and no Person other than the Company and the ERISA Affiliates or (b) was so maintained and in respect of which the Company or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or
     (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

          "Telephone Asset" means any asset of a Person used by such Person to provide telephone or communication services.

          "Term Loan Conversion Date" means the Revolver Termination Date on which all Revolving Credit Advances outstanding on such date are converted into a term loan pursuant to Section 2.06(a).

          "Term Loan Election" has the meaning specified in Section 2.06(a).

          "Tower Transaction" has the meaning specified in Section 5.02(c).

          "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to appoint or to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

     Section 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

     Section 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e) ("GAAP").

                                   Article II

                        AMOUNTS AND TERMS OF THE ADVANCES

     Section 2.01. The Revolving Credit Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Credit Advances to any Borrower from time to time on any Business Day during the period from the Effective Date until the Revolver Termination Date in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender's name on the signature pages hereof or, if such Lender has entered into any Assignment and Acceptance or an Assumption Agreement, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to
Section 9.07(d), as such amount may be reduced pursuant to Section 2.05 (such Lender's "Commitment"), provided that (i) the aggregate amount of the Commitments of the Lenders shall be deemed used from time to time to the extent of the aggregate amount of the Competitive Bid Advances then outstanding and such deemed use of the aggregate amount of the Commitments shall be allocated among the Lenders ratably according to their respective Commitments (such deemed use of the aggregate amount of the Commitments being a "Competitive Bid Reduction") and (ii) the aggregate Advances of all the Lenders outstanding at any time shall not exceed the aggregate Commitments. Each Revolving Credit Borrowing shall be in an aggregate amount of $25,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Revolving Credit Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Notwithstanding any other provision of this Agreement, more than one Revolving Credit Borrowing may be made on the same day by either or both Borrowers. Within the limits of each Lender's Commitment, the Borrowers may borrow under this Section 2.01, prepay pursuant to Section 2.10 and reborrow under this Section 2.01.

     Section 2.02. Making the Revolving Credit Advances. (a) Each Revolving Credit Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Revolving Credit Borrowing in the case of a Revolving Credit Borrowing consisting of Eurodollar Rate Advances, or the date of the proposed Revolving Credit Borrowing in the case of a Revolving Credit Borrowing consisting of Base Rate Advances, by a Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier. Each such notice of a Revolving Credit Borrowing (a "Notice of Revolving Credit Borrowing") shall be by telephone, confirmed immediately in writing, or telecopier in substantially the form of Exhibit B-1 hereto, specifying therein the requested (i) date of such Revolving Credit Borrowing, (ii) Type of Advances comprising such Revolving Credit Borrowing, (iii) aggregate amount of such Revolving Credit Borrowing, and
(iv) in the case of a Revolving Credit Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Revolving Credit Advance. Each Lender shall, before 12:00 noon (New York City time) on the date of such Revolving Credit Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Revolving Credit Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available on the date of such Revolving Credit Advance to the Borrower giving such Notice of Revolving Credit Borrowing at the Administrative Agent's address referred to in Section 9.02.

     (b) Anything in subsection (a) above to the contrary notwithstanding, no Borrower may select Eurodollar Rate Advances for any Revolving Credit Borrowing at any time that the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.08 or 2.12.

     (c) Each Notice of Revolving Credit Borrowing shall be irrevocable and binding on the Borrower giving such Notice of Revolving Credit Borrowing. In the case of any Revolving Credit Borrowing that the related Notice of Revolving Credit Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower giving such Notice of Revolving Credit Borrowing shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Revolving Credit Borrowing for such Revolving Credit Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of Applicable Margin), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Revolving Credit Advance to be made by such Lender as part of such Revolving Credit Borrowing when such Revolving Credit Advance, as a result of such failure, is not made on such date.

     (d) Unless the Administrative Agent shall have received notice from a Lender prior to the time of any Revolving Credit Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Revolving Credit Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Revolving Credit Borrowing in accordance with subsection (a) of this
Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to a Borrower giving such Notice of Revolving Credit Borrowing on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the applicable Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of such Borrower, the interest rate applicable at the time to Revolving Credit Advances comprising such Revolving Credit Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Revolving Credit Advance as part of such Revolving Credit Borrowing for purposes of this Agreement.

     (e) The failure of any Lender to make the Revolving Credit Advance to be made by it as part of any Revolving Credit Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Credit Advance on the date of such Revolving Credit Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Credit
Advance to be made by such other Lender on the date of any Revolving Credit Borrowing.

     Section 2.03. The Competitive Bid Advances. (a) Each Lender severally agrees that any Borrower may make Competitive Bid Borrowings under this Section
2.03 from time to time on any Business Day during the period from the date hereof until the date occurring 30 days prior to the Revolver Termination Date in the manner set forth below; provided that, following the making of each Competitive Bid Borrowing, the aggregate amount of the Advances then outstanding shall not exceed the aggregate amount of the Commitments of the Lenders (computed without regard to any Competitive Bid Reduction).

          (i) Any Borrower may request a Competitive  Bid  Borrowing  under this
     Section 2.03 by delivering to the Administrative Agent, by telecopier, a notice of a Competitive Bid Borrowing (a "Notice of Competitive Bid Borrowing"), in substantially the form of Exhibit B-2 hereto, specifying therein the requested (v) date of such proposed Competitive Bid Borrowing,
     (w) aggregate amount of such proposed Competitive Bid Borrowing, (x) in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, Interest Period, or in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances, maturity date for repayment of each Fixed Rate Advance to be made as part of such Competitive Bid Borrowing (which maturity date may not be earlier than the date occurring 7 days after the date of such Competitive Bid Borrowing or later than the earlier of (I) 180 days after the date of such Competitive Bid Borrowing and (II) the Revolver Termination Date), (y) interest payment date or dates relating thereto, and
     (z) other terms (if any) to be applicable to such Competitive Bid Borrowing, not later than 10:00 A.M. (New York City time) (A) at least one Business Day prior to the date of the proposed Competitive Bid Borrowing, if the applicable Borrower shall specify in the Notice of Competitive Bid Borrowing that the rates of interest to be offered by the Lenders shall be fixed rates per annum (the Advances comprising any such Competitive Bid Borrowing being referred to herein as "Fixed Rate Advances") and (B) at least four Business Days prior to the date of the proposed Competitive Bid Borrowing, if the applicable Borrower shall instead specify in the Notice of Competitive Bid Borrowing that the rates of interest to be offered by the Lenders are to be based on the LIBO Rate (the Advances comprising such Competitive Bid Borrowing being referred to herein as "LIBO Rate Advances"). The Administrative Agent shall in turn promptly notify each Lender of each request for a Competitive Bid Borrowing received by it from a Borrower by sending such Lender a copy of the related Notice of Competitive Bid Borrowing.

          (ii) Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Competitive Bid Advances to the applicable Borrower as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Administrative Agent (which shall give prompt notice thereof to such Borrower), before 9:30 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances, and before 10:00 A.M. (New York City time) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid
     Borrowing consisting of LIBO Rate Advances, of the minimum amount and maximum amount of each Competitive Bid Advance which such Lender would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.03(a), exceed such Lender's Commitment, if any), the rate or rates of interest therefor and such Lender's Applicable Lending Office with respect to such Competitive Bid Advance; provided that if the Administrative Agent in its capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify the applicable Borrower of such offer at least 30 minutes before the time and on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders. If any Lender shall elect not to make such an offer, such Lender shall so notify the Administrative Agent, before 10:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders, and such Lender shall not be obligated to, and shall not, make any Competitive Bid Advance as part of such Competitive Bid Borrowing; provided that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Bid Advance as part of such proposed Competitive Bid Borrowing.

          (iii) The Borrower giving the Notice of Competitive Bid Borrowing shall, in turn, before 10:30 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances, and before 11:00 A.M. (New
     York City time) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, either:

               (x)  cancel  such   Competitive   Bid  Borrowing  by  giving  the
          Administrative Agent notice to that effect, or

               (y) accept one or more of the offers made by any Lender or Lenders pursuant to paragraph (ii) above, in its sole discretion, by giving notice to the Administrative Agent of the amount of each Competitive Bid Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the applicable Borrower by the Administrative Agent on behalf of such Lender for such Competitive Bid Advance pursuant to paragraph (ii) above) to be made by each Lender as part of such Competitive Bid Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Administrative Agent notice to that effect. The Borrower giving the Notice of Competitive Bid Borrowing shall accept the offers made by any Lender or Lenders to make Competitive Bid Advances in order of the lowest to the highest rates of interest offered by such Lenders. If two or more Lenders have offered the same interest rate, the amount to be borrowed at such interest rate will be allocated among such Lenders in proportion to the maximum amount that each such Lender offered at such interest rate.

          (iv) If the applicable Borrower notifies the Administrative Agent that such Competitive Bid Borrowing is canceled pursuant to paragraph (iii)(x) above, the Administrative Agent shall give prompt notice thereof to the Lenders and such Competitive Bid Borrowing shall not be made.

          (v) If the applicable Borrower accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, the Administrative Agent shall in turn promptly notify (A) each Lender that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such Competitive Bid Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph (ii) above have been accepted by the applicable Borrower, (B) each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, of the amount of each Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing, and (C) each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, upon receipt, that the Administrative Agent has received forms of documents appearing to fulfill the applicable conditions set forth in Article III. Each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing shall, before 12:00 noon (New York City time) on the date of such Competitive Bid Borrowing specified in the notice received from the Administrative Agent pursuant to clause (A) of the preceding sentence or any later time when such Lender shall have received notice from the Administrative Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's portion of such Competitive Bid Borrowing. Upon fulfillment of the applicable conditions set forth in Article III and after receipt by the Administrative Agent of such funds, the Administrative Agent will promptly make such funds available to the applicable Borrower at the Administrative Agent's address referred to in Section 9.02. Promptly after each Competitive Bid Borrowing the Administrative Agent will notify each Lender of the amount of the Competitive Bid Borrowing, the consequent Competitive Bid Reduction and the dates upon which such Competitive Bid Reduction commenced and will terminate.

          (vi) If the applicable Borrower notifies the Administrative Agent that it accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, such notice of acceptance shall be irrevocable and binding on such Borrower. The Borrower giving the Notice of Competitive Bid Borrowing shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in the related Notice of Competitive Bid Borrowing for such Competitive Bid Borrowing the applicable conditions set forth in
     Article III, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing when such Competitive Bid Advance, as a result of such failure, is not made on such date.

     (b) Each Competitive Bid Borrowing shall be in an aggregate amount of $25,000,000 or an integral multiple of $1,000,000 in excess thereof and, following the making of each Competitive Bid Borrowing, the Borrowers shall be in compliance with the limitation set forth in the proviso to the first sentence of subsection (a) above.

     (c) Within the limits and on the conditions set forth in this Section 2.03, the Borrowers may from time to time borrow under this Section 2.03, repay or prepay pursuant to subsection (d) below, and reborrow under this Section 2.03.

     (d) The applicable Borrower shall repay to the Administrative Agent for the account of each Lender that has made a Competitive Bid Advance, on the maturity date of each Competitive Bid Advance (such maturity date being that specified by such Borrower for repayment of such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above), the then unpaid principal amount of such Competitive Bid Advance. No Borrower shall have any right to prepay any principal amount of any Competitive Bid Advance unless, and then only on the terms, specified by the applicable Borrower for such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above.

     (e) The applicable Borrower shall pay interest on the unpaid principal amount of each Competitive Bid Advance from the date of such Competitive Bid Advance to the date the principal amount of such Competitive Bid Advance is repaid in full, at the rate of interest for such Competitive Bid Advance specified by the Lender making such Competitive Bid Advance in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by such Borrower for such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above. Upon the occurrence and during the continuance of an Event of Default, such Borrower shall pay interest on the amount of unpaid principal of and interest on each Competitive Bid Advance owing to a Lender, payable in arrears on the date or dates interest is payable thereon, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Competitive Bid Advance.

     Section 2.04. Fees. (a) Facility Fee. The Borrowers agree to pay to the Administrative Agent for the account of each Lender a facility fee on the aggregate amount of such Lender's Commitment from the date hereof in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance or Assumption Agreement pursuant to which it became a Lender in the case of each other Lender until the Revolver Termination Date (or, if applicable, until such Lender's Commitment has been assigned to another Lender) at a rate per annum equal to the Applicable Percentage in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December, commencing September 30, 2004, and on the Revolver Termination Date.

     (b)   Administrative   Agent's  Fees.  The  Borrowers   shall  pay  to  the
Administrative Agent for its own account such fees as may from time to time be agreed among the Borrowers and the Administrative Agent.

     Section 2.05. Termination or Reduction of the Commitments.(a) Optional. The Company shall have the right, upon at least three Business Days' notice to the Administrative Agent, to terminate in whole or permanently reduce ratably in part the aggregate unused Commitments of the Lenders; provided that each partial reduction shall be in an aggregate amount of $25,000,000 or an integral multiple of $1,000,000 in excess thereof or, if less, the aggregate amount of all Commitments at such time.

     (b) Mandatory. On the Revolver Termination Date, if the Company has made the Term Loan Election in accordance with Section 2.06(a) prior to such date, and from time to time thereafter upon each prepayment of the Revolving Credit Advances, the Commitments of the Lenders shall be automatically and permanently reduced on a pro rata basis by an amount equal to the amount by which (i) the aggregate Commitments immediately prior to such reduction exceeds (ii) the aggregate unpaid principal amount of all Revolving Credit Advances outstanding immediately after such prepayment.

     Section 2.06. Repayment of Advances. (a) Revolving Credit Advances. Each Borrower shall, subject to the next succeeding sentence, repay to the Administrative Agent for the ratable account of the Lenders on the Revolver Termination Date the aggregate principal amount of the Revolving Credit Advances then outstanding. The Company may, by delivery of a notice in the form of Exhibit B-3 to the Administrative Agent not less than 10 days' notice prior to the Revolver Termination Date, elect (the "Term Loan Election") to convert all of the Revolving Credit Advances outstanding on the Revolver Termination Date in effect at such time into a term loan which the applicable Borrower shall repay in full ratably to the Lenders on the Maturity Date; provided that the Term Loan Election may not be exercised if the applicable conditions set forth in Article III have not been satisfied. All Revolving Credit Advances converted into a term loan pursuant to this Section 2.06(a) shall continue to constitute Revolving Credit Advances except that the Borrowers may not reborrow pursuant to Section
2.01 after all or any portion of such Revolving Credit Advances have been prepaid pursuant to Section 2.10.

     (b) Competitive Bid Advances. Each Borrower shall repay to the Administrative Agent, for the account of each Lender that has made a Competitive Bid Advance, the aggregate outstanding principal amount of each Competitive Bid Advance made to such Borrower and owing to such Lender on the earlier of (i) the maturity date therefor, specified in the related Notice of Competitive Bid Borrowing delivered pursuant to Section 2.03(a)(i) and (ii) the Revolver Termination Date.

     Section 2.07. Interest on Revolving Credit Advances (a) Scheduled Interest. Each Borrower shall pay interest on the unpaid principal amount of each Revolving Credit Advance made to it owing to each Lender from the date of such Revolving Credit Advance until such principal amount shall be paid in full, at the following rates per annum:

          (i) Base Rate Advances. During such periods as such Revolving Credit Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus (y) the Applicable Margin in effect from time to time plus (z) the Applicable Utilization Fee, payable in arrears quarterly on the last day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

          (ii) Eurodollar Rate Advances. During such periods as such Revolving Credit Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Revolving Credit Advance to the sum of (x) the Eurodollar Rate for such Interest Period for such Revolving Credit Advance plus (y) the Applicable Margin in effect from time to time plus (z) the Applicable Utilization Fee, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

     (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default under Section 6.01(a) or Section 6.01(e), each Borrower shall pay interest on (i) the unpaid principal amount of each Revolving Credit Advance made to it and owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Revolving Credit Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Base Rate Advances pursuant to clause (a)(i) above.

     Section  2.08.  Interest  Rate  Determination.  (a) If  Moneyline  Telerate
Markets Page 3750 (or any successor page) is unavailable, each Reference Bank agrees to furnish to the Administrative Agent timely information for the purpose of determining each Eurodollar Rate and each LIBO Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks. The Administrative Agent shall give prompt notice to the Borrowers and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.07(a)(i) or (ii) , and the rate, if any, furnished by each Reference Bank for the purpose of determining the interest rate under Section 2.07(a)(ii).

     (b) If, with respect to any Eurodollar Rate Advances, the Required Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrowers and the Lenders, whereupon (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and (ii) the obligation of the Lenders to make, or to Convert Revolving Credit Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.

     (c) If any Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify such Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

     (d) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $25,000,000, such Advances shall automatically Convert into Base Rate Advances.

     (e) Upon the occurrence and during the continuance of any Event of Default under Section 6.01(a) or Section 6.01(e), (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

     (f) If Moneyline Telerate Markets Page 3750 (or any successor page) is unavailable and fewer than two Reference Banks furnish timely information to the Administrative Agent for determining the Eurodollar Rate or LIBO Rate for any Eurodollar Rate Advances or LIBO Rate Advances, as the case may be,

          (i) the Administrative Agent shall forthwith notify the Borrowers and the Lenders that the interest rate cannot be determined for such Eurodollar Rate Advances or LIBO Rate Advances, as the case may be,

          (ii) with respect to Eurodollar Rate Advances, each such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and

          (iii) the obligation of the Lenders to make Eurodollar Rate Advances or LIBO Rate Advances or to Convert Revolving Credit Advances into Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.

     Section 2.09. Optional Conversion of Revolving Credit Advances. Each Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections
2.08 and 2.12, Convert all Revolving Credit Advances made to it of one Type comprising the same Borrowing into Revolving Credit Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, and any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.01. Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Revolving Credit Advances to be Converted, and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for each such Advance. Each notice of Conversion shall be irrevocable and binding on the Borrower giving such notice.

     Section 2.10. Optional Prepayments of Revolving Credit Advances. Each Borrower may, upon notice by 11:00 A.M. (New York City time) at least two Business Days' prior to the date of the proposed prepayment (in the case of Eurodollar Rate Advances) and notice by 11:00 A.M. (New York City time) on the date of the proposed prepayment (in the case of Base Rate Advances) to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given such Borrower shall, prepay the outstanding principal amount of the Revolving Credit Advances made to it comprising part of the same Revolving Credit Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (y) in the event of any such prepayment of a Eurodollar Rate Advance, such Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(c).

     Section 2.11. Increased Costs. (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) after the date hereof, in the case of Eurodollar Rate Advances, or after the date of any Lender's offer to make a Competitive Bid Advance pursuant to Section 2.03(a)(ii), in the case of LIBO Rate Advances, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances or LIBO Rate Advances (excluding for purposes of this
Section 2.11 any such increased costs resulting from (i) Taxes or Other Taxes (as to which Section 2.14 shall govern) and (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrowers shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the
Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrowers and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

     (b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to the Administrative Agent), the Borrowers shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder. A certificate as to such amounts submitted to the Borrowers and the Administrative Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error.

     Section 2.12. Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or LIBO Rate Advances or to fund or maintain Eurodollar Rate Advances or LIBO Rate Advances hereunder, (i) each LIBO Rate Advance of such Lender and each Eurodollar Rate Advance will automatically, upon such demand, Convert into a Base Rate Advance or an Advance that bears interest at the rate set forth in
Section 2.07(a)(i), as the case may be, and (ii) the obligation of such Lender to make LIBO Rate Advances and the obligation of the Lenders to make Eurodollar Rate Advances or to Convert Revolving Credit Advances into Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.

     Section 2.13. Payments and Computations. (a) Each Borrower shall make each payment hereunder and under the Notes not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent's Account in same day funds without set-off, counterclaim or deduction. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or facility fees ratably (other than amounts payable pursuant to Section 2.03, 2.11, 2.14 or 9.04(c)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(c), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

     (b) All computations of interest based on clause (a) of the definition of the Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate and of facility fees and utilization fees shall be made by the Administrative Agent on the basis of a year of 360 days and computations in respect of Competitive Bid Advances shall be made by the Agent as specified in the applicable Notice of Competitive Bid Borrowing, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

     (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances or LIBO Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

     (d) Unless the Administrative Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to the Lenders hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the applicable Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

     Section 2.14. Taxes. (a) Any and all payments by each Borrower hereunder or under the Notes shall be made, in accordance with Section 2.13, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of net income taxes, by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of net income taxes, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) In addition, each Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

     (c) Each Borrower shall indemnify each Lender and the Administrative Agent for and hold it harmless against the full amount of Taxes or Other Taxes imposed on or paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses, but excluding items specifically excluded from the definition of "Taxes" in subsection (a) above) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

     (d) Within 30 days after the date of any payment of Taxes, each Borrower shall furnish to the Administrative Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing such payment. In the case of any payment hereunder or under the Notes by or on behalf of any Borrower through an account or branch outside the United States or by or on behalf of such Borrower by a payor that is not a United States person, if such Borrower determines that no Taxes are payable in respect thereof, such Borrower shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

     (e) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender and on the date of the Assignment and Acceptance or the Assumption Agreement pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter as requested in writing by the Borrowers (but only so long as such Lender remains lawfully able to do so), shall provide each of the Administrative Agent and the Borrowers with two (or such other number as may be prescribed by applicable laws or regulations) original, duly completed Internal Revenue Service form W-8BEN, W-8ECI, or W-8IMY, as appropriate, or any successor or other forms prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance or the Assumption Agreement pursuant to which a Lender assignee becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include United States withholding tax at a rate equal to the lesser of (i) the rate of United States withholding tax, if any, included in Taxes in respect of the Lender assignor on such date or (ii) the rate of United States withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required by Internal Revenue Service form W-8BEN, W-8ECI, or W-8IMY, or any successor or other forms prescribed by the Internal Revenue Service, that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Borrowers and shall not be obligated to include in such form or document such confidential information.

     (f) For any period with respect to which a Lender has failed to provide the Borrowers with the appropriate form described in Section 2.14(e) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under subsection (e) above), such Lender shall not be entitled to indemnification under Section 2.14(a) or (c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall take such steps as the Lender shall reasonably request to assist the Lender to recover such Taxes.

     (g) Any Lender  claiming any additional  amounts  payable  pursuant to this
Section 2.14 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

     (h) If any Lender receives a refund or credit of any Taxes or Other Taxes paid or reimbursed by the Borrowers pursuant to subsection (a) or (c) above in respect of payments under this Agreement or the Notes, such Lender shall pay to the Borrowers, with reasonable promptness following the date on which it actually realizes such refund or credit, an amount equal to the amount of such refund or credit, net of all out-of-pocket expenses in securing such refund or credit.

     Section 2.15. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Revolving Credit Advances owing to it (other than pursuant to Section 2.11, 2.14 or 9.04(c)) in excess of its ratable share of payments on account of the Revolving Credit Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Revolving Credit Advances owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

     Section 2.16. Extension of Revolver Termination Date. (a) At least 45 days but not more than 60 days prior to the scheduled Revolver Termination Date then in effect, the Borrowers, by written notice to the Administrative Agent, may request an extension of such Revolver Termination Date for a period of 364 days from its then scheduled expiration; provided, however, that the Company shall not have made the Term Loan Election for Revolving Credit Advances outstanding on such Revolver Termination Date prior to such time. The Administrative Agent shall promptly notify each Lender of such request, and each Lender shall in turn, in its sole discretion, not earlier than 30 days but at least 20 days prior to the scheduled Revolver Termination Date then in effect, notify the Administrative Agent in writing as to whether such Lender will consent to such extension. If any Lender shall fail to notify the Administrative Agent in writing of its consent to, or refusal of, any such request for extension of the Revolver Termination Date at least 20 days prior to the scheduled Revolver Termination Date then in effect, such Lender shall be deemed to be a Non-Consenting Lender with respect to such request. The Administrative Agent shall notify the Borrowers in writing not later than 15 days prior to the scheduled Revolver Termination Date then in effect of the decision of the Lenders regarding the Borrowers' request for an extension of such Revolver Termination

Date. It is understood and agreed that no Lender shall have any obligation whatsoever to agree to any request made by the Borrowers for an extension of the Revolver Termination Date.

     (b) If all of the Lenders consent in writing to any such request in accordance with subsection (a) of this Section 2.16, upon fulfillment of the applicable conditions set forth in Article III, the Revolver Termination Date in effect at such time shall, effective as at such Revolver Termination Date (the "Extension Date"), be extended for a period of 364 days from such Extension Date. If Lenders holding at least a majority in interest of the aggregate Commitments at such time (after giving effect to any assumptions of the Commitments of Non-Consenting Lenders in accordance with subsection (c) of this
Section 2.16) consent in writing to any such request in accordance with subsection (a) of this Section 2.16, the Revolver Termination Date in effect at such time shall, upon fulfillment of the applicable conditions set forth in
Article III, effective as at the applicable Extension Date, be extended as to those Lenders that so consented (each a "Consenting Lender") but shall not be extended as to any other Lender (each a "Non-Consenting Lender"). To the extent that the Revolver Termination Date is not extended as to any Lender pursuant to this Section 2.16 and the Commitment of such Lender is not assumed in accordance with subsection (c) of this Section 2.16 on or prior to the applicable Extension Date, the Commitment of such Non-Consenting Lender shall automatically terminate in whole on such unextended Revolver Termination Date without any further notice or other action by the Borrowers, such Lender or any other Person; provided that such Non-Consenting Lender's rights under Sections 2.11, 2.14 and 9.04, and its obligations under Section 8.05, shall survive the Revolver Termination Date for such Lender as to matters occurring prior to such Extension Date.

     (c) If less than all of the Lenders consent to any such request pursuant to subsection (a) of this Section 2.16, the Administrative Agent shall promptly so notify the Consenting Lenders, and each Consenting Lender may, in its sole discretion, give written notice to the Administrative Agent not later than 10 days prior to the Revolver Termination Date of the amount of the Non-Consenting Lenders' Commitments for which it is willing to accept an assignment. If the Consenting Lenders notify the Administrative Agent that they are willing to accept assignments of Commitments in an aggregate amount that exceeds the amount of the Commitments of the Non-Consenting Lenders, such Commitments shall be allocated among the Consenting Lenders willing to accept such assignments in such amounts as are agreed between the Borrowers and the Administrative Agent. If after giving effect to the assignments described above there remains any Commitments of Non-Consenting Lenders, the Borrowers may arrange for one or more Consenting Lenders or other Eligible Assignees to assume, effective as of the Extension Date, any Non-Consenting Lender's Commitment and all of the rights and obligations of such Non-Consenting Lender under this Agreement thereafter arising (each Eligible Assignee assuming the Commitment of one or more Non-Consenting Lenders pursuant to this Section 2.16 being an "Extension Assuming Lender"), without recourse to or warranty by, or expense to, such Non-Consenting Lender; provided, however, that the Commitment of any such Extension Assuming Lender shall in no event be less than $10,000,000 unless the Commitment of such Non-Consenting Lender hereunder at such time is less than $10,000,000, in which case such Extension Assuming Lender shall assume all of such lesser amount; and provided further that:

          (i) the  Consenting  Lenders  and  Extension  Assuming  Lenders  shall collectively have paid to the Non-Consenting Lenders the aggregate principal amount of, and any interest accrued and unpaid to the effective date of such assumption on, the outstanding Advances, if any, of such Non-Consenting Lenders;

          (ii) any accrued and unpaid Facility Fees and Utilization Fees owing to such Non-Consenting Lenders as of the effective date of such assumption, and all additional cost and expense reimbursements and indemnification payments payable to such Non-Consenting Lenders, and all other accrued and unpaid amounts owing to such Non-Consenting Lenders under this Agreement and the Notes, as of the effective date of such assumption, shall have been paid to such Non-Consenting Lenders by the Borrowers or such Consenting Lenders and Extension Assuming Lenders; and

          (iii) with respect to any such Extension Assuming Lender, the applicable processing and recordation fee required under Section 9.07(a) shall have been paid; and

provided further that such  Non-Consenting  Lender's rights under Sections 2.11,
2.14 and 9.04, and its obligations under Section 8.05, shall survive such substitution as to matters occurring prior to the date of substitution. At least three Business Days prior to each Extension Date, (A) each such Extension Assuming Lender, if any, shall have delivered to the Borrowers and the Administrative Agent an Assumption Agreement, duly executed by such Extension Assuming Lender, such Non-Consenting Lender, the Borrowers and the Administrative Agent, (B) each such Consenting Lender, if any, shall have delivered written confirmation satisfactory to the Borrowers and the Administrative Agent as to any increase in the amount of its Commitment resulting from its assumption of one or more Commitments of the Non-Consenting Lenders and (C) each Non-Consenting Lender being replaced pursuant to this Section 2.16(c) shall have delivered to the Administrative Agent, to be held in escrow on behalf of such Non-Consenting Lender until the payment in full of all amounts owing to such Non-Consenting Lender under clauses (i) through (iii) of this Section 2.16(c), any Note or Notes held by such Non-Consenting Lender. Upon the payment or prepayment of all amounts referred to in clauses (i), (ii) and (iii) of this Section 2.16(c), each such Consenting Lender or Extension Assuming Lender, as of the Extension Date, will be substituted for the applicable Non-Consenting Lender(s) under this Agreement and shall be a Lender for all purposes of this Agreement, without any further acknowledgment by or the consent of any of the other Lenders, and the obligations of each such Non-Consenting Lender hereunder shall, by the provisions hereof, be released and discharged.

     (d) If Lenders holding at least a majority in interest of the aggregate Commitments at such time (after giving effect to any assumptions pursuant to subsection (c) of this Section 2.16) consent in writing to a requested extension (whether by execution and delivery of an Assumption Agreement or otherwise) not later than one Business Day prior to an Extension Date, the Administrative Agent shall so notify the Borrowers, and, upon fulfillment of the applicable conditions set forth in Article III and subsection (c) above, the Revolver Termination Date then in effect shall be extended for the 364-day period described in subsection (a) of this Section 2.16, and all references in this Agreement and in the Notes to the "Revolver Termination Date" shall, with respect to each Consenting Lender and each Extension Assuming Lender for such Extension Date, refer to the Revolver Termination Date as so extended. Promptly following each Extension Date, the Administrative Agent shall notify the Lenders (including, without limitation, each Assuming Lender) of the extension of the scheduled Revolver Termination Date in effect immediately prior thereto and shall thereupon record in the Register the relevant information with respect to each such Consenting Lender and each such Extension Assuming Lender.

     Section 2.17. Use of Proceeds. The proceeds of the Advances shall be available (and each Borrower agrees that it shall use such proceeds) solely for general corporate purposes of the Company and its Subsidiaries, including commercial paper backstop.

                                  Article III

                     CONDITIONS TO EFFECTIVENESS AND LENDING

     Section 3.01.  Conditions  Precedent to  Effectiveness of Sections 2.01 and
2.03. Sections 2.01 and 2.03 of this Agreement shall become effective on and as of the first date (the "Effective Date") on which the following conditions precedent have been satisfied:

     (a) There shall have occurred no Material Adverse Change since December 31, 2003.

     (b) There shall exist no action, suit, investigation, litigation or proceeding affecting the Company or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement or any Note or the consummation of the transactions contemplated hereby.

     (c) Nothing shall have come to the attention of the Lenders during the course of their due diligence investigation to lead them to believe that the Information Memorandum was or has become misleading, incorrect or incomplete in any material respect; without limiting the generality of the foregoing, the Lenders shall have been given such access to the management, records, books of account, contracts and properties of the Company and its Subsidiaries as they shall have reasonably requested.

     (d) All governmental and third party consents and approvals necessary in connection with the transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby.

     (e) The Company shall have notified each Lender and the Administrative Agent in writing as to the proposed Effective Date.

     (f) The Company shall have paid all accrued fees and expenses of the Administrative Agent and the Lenders in connection with this Agreement and the transactions contemplated hereby (including the accrued fees and expenses of counsel to the Administrative Agent).

     (g) On the Effective Date, the following statements shall be true and the Administrative Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Company, dated the Effective Date, stating that:

          (i) The representations and warranties contained in Section 4.01 are correct on and as of the Effective Date, and

          (ii) No event has occurred and is continuing that constitutes a Default.

     (h) The Administrative Agent shall have received on or before the Effective Date the following, each dated such day, in form and substance satisfactory to the Administrative Agent and (except for the Notes) in sufficient copies for each Lender:

          (i) The Notes payable to the order of the Lenders, respectively.

          (ii) Certified copies of the resolutions of the Board of Directors of each Borrower authorizing this Agreement and the Notes to be executed by it, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Notes.

          (iii) A certificate of the Secretary or an Assistant Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign this Agreement and the Notes and the other documents to be delivered hereunder.

          (iv) A favorable opinion of Michael T. Hyde, Assistant Secretary of each of the Borrowers, counsel for the Borrowers, substantially in the form of Exhibit D hereto and as to such other matters as any Lender through the Administrative Agent may reasonably request.

          (v) A favorable  opinion of Shearman & Sterling  LLP,  counsel for the
     Administrative   Agent,   in  form  and  substance   satisfactory   to  the
     Administrative Agent.

     (i) The Borrowers shall have terminated the commitments, and paid in full all Debt, interest, fees and other amounts outstanding, under the $1,000,000,000 364-Day Credit Agreement dated as of June 24, 2003 among the Company and Sprint Capital, as borrowers, the lenders parties thereto, Citibank N.A., as administrative agent, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and book managers, JPMorgan Chase Bank, as syndication agent, and Bank of America, N.A., Deutsche Bank AG New York Branch and UBS AG, Cayman Islands Branch, as documentation agents. Each of the Lenders that is a party to the above described credit agreement, by execution hereof, hereby waives the requirement of three business days' notice to the termination of the commitments thereunder.

     Section 3.02. Conditions Precedent to Each Revolving Credit Borrowing, Term Loan Conversion Date and Extension Date. The obligation of each Lender to make a Revolving Credit Advance on the occasion of each Revolving Credit Borrowing, the Term Loan Election and each extension of Commitments pursuant to Section 2.16 shall be subject to the conditions precedent that the Effective Date shall have occurred and on the date of such Revolving Credit Borrowing, the Term Loan Election and the applicable Extension Date (a) the following statements shall be true (and each of the giving of the applicable Notice of Revolving Credit
Borrowing, the Term Loan Election, request for Commitment extension and the acceptance by the applicable Borrower of the proceeds of such Revolving Credit Borrowing shall constitute a representation and warranty by such Borrower that on the date of such Borrowing, the Term Loan Election and such Extension Date such statements are true):

          (i) the representations and warranties contained in Section 4.01 (except the representations set forth in the last sentence of subsection
     (e) thereof and in subsection (f) thereof (other than clause (ii) thereof)) are correct in all material respects on and as of the date of such Revolving Credit Borrowing, the

     Term Loan Election or such Extension Date, before and after giving effect to such Revolving Credit Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and

          (ii) no event has occurred and is continuing, or would result from such Revolving Credit Borrowing, the Term Loan Election or such Commitment extension, or from the application of the proceeds therefrom, that constitutes a Default;

and (b) the Administrative Agent shall have received such other approvals, opinions or documents as any Lender through the Administrative Agent may reasonably request.

     Section 3.03. Conditions Precedent to Each Competitive Bid Borrowing. The obligation of each Lender that is to make a Competitive Bid Advance on the occasion of a Competitive Bid Borrowing to make such Competitive Bid Advance as part of such Competitive Bid Borrowing is subject to the conditions precedent that (a) the Administrative Agent shall have received the written notice of the acceptance of offers made by Lenders for Competitive Bid Advances with respect thereto in accordance with Section 2.03(a)(iii)(y) and (b) on the date of such Competitive Bid Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Competitive Bid Borrowing and the acceptance by the applicable Borrower of the proceeds of such Competitive Bid Borrowing shall constitute a representation and warranty by such Borrower that on the date of such Competitive Bid Borrowing such statements are true):

          (i) the representations and warranties contained in Section 4.01 (except the representations set forth in the last sentence of subsection
     (e) thereof and in subsection (f) thereof (other than clause (ii) thereof)) are correct in all material respects on and as of the date of such
     Competitive Bid Borrowing, before and after giving effect to such Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and

          (ii) no event has occurred and is continuing, or would result from such Competitive Bid Borrowing or from the application of the proceeds therefrom, that constitutes a Default.

     Section 3.04. Determinations Under Section 3.01 For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the date that the Borrowers, by notice to the Lenders, designate as the proposed Effective Date, specifying its objection thereto. The Administrative Agent shall promptly notify the Lenders of the occurrence of the Effective Date.

                                   Article IV

                         REPRESENTATIONS AND WARRANTIES

     Section 4.01. Representations and Warranties of the Borrowers. Each Borrower represents and warrants as follows:

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas. Sprint Capital is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) The execution, delivery and performance by each Borrower of this Agreement and the Notes to be executed by it, and the consummation of the transactions contemplated hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) such Borrower's charter or bylaws or (ii) any law or any contractual restriction binding on or affecting such Borrower.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by such Borrower of this Agreement or the Notes to be executed by it.

     (d) This Agreement has been duly executed and delivered by each Borrower. This Agreement is the legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms.

Each of the Notes to be executed by a Borrower when delivered hereunder will have been duly executed and delivered by such Borrower and will be the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms.

     (e) The Consolidated balance sheet of the Company and its Subsidiaries as at December 31, 2003, and the related Consolidated statements of income and cash flows of the Company and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Ernst & Young LLP, independent public accountants, and the Consolidated balance sheet of the Company and its Subsidiaries as at March 31, 2004, and the related Consolidated statements of income and cash flows of the Company and its Subsidiaries for the three months then ended, duly certified by the chief financial officer, chief accounting officer or treasurer of the Company, copies of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheet as at March 31, 2004, and said statements of income and cash flows for the three months then ended, to year-end audit adjustments, the Consolidated financial condition of the Company and its Subsidiaries as at such dates and the Consolidated results of the operations of the Company and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles consistently applied. Since December 31, 2003, there has been no Material Adverse Change.

     (f) There is no pending or threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting the Company or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement or any Note or the consummation of the transactions contemplated hereby.

     (g) No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

     (h) The Company and each of its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does such Borrower know of any valid basis for any such claim, except, in either case, for such claims that in the aggregate could not reasonably be expected to have a Material Adverse Effect. The use of such Intellectual Property by the Company and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (i) No Borrower is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Borrower is subject to regulation under any Federal or State statute or regulation which limits its ability to incur Debt.

     (j) The Company owns all of the shares of the issued and outstanding capital stock of Sprint Capital.

                                   Article V

                           COVENANTS OF THE BORROWERS

     Section 5.01. Affirmative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, each Borrower will:

     (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders (including, without limitation, compliance with ERISA and Environmental Laws).

     (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Company nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained.

     (c) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Borrower or such Subsidiary operates.

     (d)  Preservation  of  Corporate  Existence,  Etc.  Continue  to  engage in business of the same general type as now conducted by it and preserve and maintain, and cause each of its Subsidiaries (other than Insignificant Subsidiaries) to preserve and maintain, its existence, rights (charter and statutory) and franchises; provided, however, that the Company and its Subsidiaries may consummate any merger or consolidation permitted under Section 5.02(b) and any disposition permitted under Section 5.02(c) and provided further that neither the Company nor any of its Subsidiaries shall be required to preserve any right or franchise if the Company or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Company, such Subsidiary or the Lenders.

     (e) Visitation Rights. At any reasonable time and from time to time upon notice, permit the Administrative Agent or any of the Lenders or any agents or representatives thereof to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, such Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of such Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants.

     (f) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account in which full and correct entries shall be made of all financial transactions and the assets and business of such Borrower and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

     (g) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

     (h) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under this Agreement with any of their Affiliates (other than the Company and its Subsidiaries) on terms that are fair and reasonable and no less favorable to such Borrower or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

     (i) Reporting Requirements. Furnish to the Administrative Agent for the account of each of the Lenders:

          (i) as soon as available and in any event within 40 days electronically after the end of each of the first three quarters of each fiscal year of the Company, Consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarter and Consolidated statements of income and cash flows of the Company and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, duly certified (subject to year-end audit adjustments) by the chief financial officer, the chief accounting officer or the treasurer of the Company as having been prepared in accordance with generally accepted accounting principles and as soon as available and in any event within 55 days in paper format a certificate of the chief financial officer, the chief accounting officer or the treasurer of the Company as to compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate compliance with Section 5.03, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Company shall also provide in paper format, if necessary for the determination of compliance with Section 5.03, a statement of reconciliation conforming such financial statements to GAAP;

          (ii) as soon as available and in any event within 75 days electronically after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and its Subsidiaries, containing Consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and Consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, in each case accompanied by an opinion acceptable to the Required Lenders by KPMG LLP or other independent public accountants acceptable to the Required Lenders and as soon as available and in any event within 100 days in paper format a certificate of the chief financial officer, the chief accounting officer or the treasurer of the Company as to compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate compliance with Section 5.03, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Company shall also provide within 100 days in paper format, if necessary for the determination of compliance with Section 5.03, a statement of reconciliation conforming such financial statements to GAAP;

          (iii) as soon as possible and in any event within five days after the occurrence of each Default continuing on the date of such statement, a statement of the chief financial officer, the chief accounting officer, the treasurer or assistant treasurer of the Company setting forth details of such Default and the action that the Company has taken and proposes to take with respect thereto;

          (iv) promptly after the sending or filing thereof, copies of all reports that the Company sends to any of its securityholders, and copies of all reports and proxy solicitations that the Company files with the Securities and Exchange Commission;

          (v) promptly after the commencement thereof, notice of all actions and proceedings before any court, governmental agency or arbitrator affecting the Company or any of its Subsidiaries of the type described in Section 4.01(f); and

          (vi) such other information respecting the Company or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

     Reports and financial statements required to be delivered by the Company pursuant to clauses (i), (ii) and (iv) of this subsection (i) shall be deemed to have been delivered on the date on which the Company posts such reports, or reports containing such financial statements, on its website on the Internet at www.sprint.com/sprint/ir, at www.sec.gov or at such other website identified by the Company in a notice to the Administrative Agent and the Lenders and that is accessible by the Lenders without charge; provided that the Company shall deliver paper copies of such information to any Lender promptly upon request of such Lender through the Administrative Agent and provided further that the Lenders shall be deemed to have received the information specified in clauses (i) through (v) of this subsection (i) on the date (x) the information regarding the website where reports and financial information can be found is posted at the website of the Administrative Agent identified from time to time by the Administrative Agent to the Lenders and the Company and (y) such posting is notified to the Lenders (it being understood that the Company shall have satisfied the timing obligations imposed by those clauses as of the date such information is delivered to the Administrative Agent).

     Section 5.02. Negative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Company will not:

     (a) Liens, Etc. Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien on or with respect to any of its properties, whether now owned or hereafter acquired, or assign for security purposes, or permit any of its Subsidiaries to assign for security purposes, any right to receive income, other than:

          (i) Permitted Liens,

          (ii) purchase money Liens upon or in any real property or equipment acquired or held by the Company or any Subsidiary in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition of such property or equipment, or Liens existing on such property or equipment at the time of its acquisition (other than any such Liens created in contemplation of such acquisition that were not incurred to finance the acquisition of such property) or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided, however, that no such Lien shall extend to or cover any properties of any character other than the real property or equipment being acquired, and no such extension, renewal or replacement shall extend to or cover any properties not theretofore subject to the Lien being extended, renewed or replaced,

          (iii)  the Liens  existing  on the  Effective  Date and  described  on
     Schedule 5.02(a) hereto,

          (iv) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any Subsidiary of the Company or becomes a Subsidiary of the Company; provided that such Liens were not created in contemplation of such merger, consolidation or acquisition and do not extend to any assets other than those of the Person so merged into or consolidated with the Company or such Subsidiary or acquired by the Company or such Subsidiary,

          (v) Liens arising in connection with capital leases,

          (vi) Liens arising in connection with the monetization of common shares of Earthlink Inc. owned by the Company and its Subsidiaries,

          (vii) Liens arising in connection with the sale or financing of accounts receivable permitted by Section 5.02(c)(vii),

          (viii) other Liens securing Debt in an aggregate principal amount not to exceed $200,000,000 at any time outstanding, and

          (ix) the  replacement,  extension or renewal of any Lien  described on
     Schedule 5.02(a) or any Lien permitted by clause (iv) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby.

     (b) Mergers, Etc. Merge or consolidate with or into any Person, or permit any of its Subsidiaries to do so, except that (i) any Subsidiary of the Company may merge or consolidate with or into any other Subsidiary of the Company, (ii) any Subsidiary of the Company may merge into the Company and (iii) the Company and any of its Subsidiaries may merge with any other Person so long as the Company or any of its Subsidiaries is the surviving corporation, provided, in each case, that no Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom.

     (c) Sales, Etc., of Assets. Convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) any of its assets (whether now owned or hereafter acquired) to any Person, or permit any of its Subsidiaries to do so, except that (i) any Subsidiary of the Company may dispose of assets to any other Subsidiary of the Company or to the Company; (ii) the Company or any of its Subsidiaries may convey, transfer, lease or otherwise dispose of inventory or other assets in the ordinary course of business; (iii) the Company or any of its Subsidiaries may exchange Telephone Assets for Telephone Assets of any other Person, for the purpose of consolidating the Telephone Assets of the Company or such Subsidiary, to the extent of the greater of the book value and the fair market value (as determined in good faith by the Board of Directors of the Company or such Subsidiary) of the Telephone Assets obtained by the Company or such Subsidiary as a result of such exchange; (iv) the Company and its Subsidiaries may sell, lease or otherwise transfer their wireless telecommunication towers and the real property and other assets associated with the towers (a "Tower Transaction"), (v) the Company or any of its Subsidiaries may sell any and all assets set forth on Schedule 5.02(c); (vi) the Company and its Subsidiaries may sell other assets for fair market value having an aggregate book value of all such assets so sold by the Company and its Subsidiaries of not more than $500,000,000 from the date hereof; and (vii) the Company or any of its Subsidiaries may sell or encumber accounts receivable with or without recourse; provided that, in each case (except clauses (i), (ii) and (vii) above), no Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom.

     (d) Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles.

     (e) Subsidiary Debt. Permit any of its Subsidiaries (other than Sprint Capital) to create or suffer to exist, any Debt other than:

          (i) Debt owed to the Company or to a wholly owned Subsidiary of the Company,

          (ii) Debt existing on the Effective Date and described on Schedule 5.02(e) hereto (the "Existing Debt"), and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, the Existing Debt, provided that the principal amount of such Existing Debt shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing,

          (iii) Debt secured by Liens permitted by Section 5.02(a),

          (iv) Debt of a Person existing at the time such Person is merged into or consolidated with any Subsidiary of the Company or becomes a Subsidiary of the Company; provided that such Debt is not created in contemplation of such merger, consolidation or acquisition; and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, such Debt, provided that the principal amount of such Debt shall not increase above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing.

          (v) obligations in respect of acceptances, letters of credit and similar extensions of credit in an aggregate amount not to exceed $50,000,000 at any time outstanding,

          (vi) other Debt in an aggregate amount not to exceed $200,000,000 at any one time outstanding, and

          (vii) endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

     (f) Payment Restrictions Affecting Subsidiaries. Directly or indirectly, enter into or suffer to exist, or permit any of its Restricted Subsidiaries (as hereinafter defined) to enter into or suffer to exist, any agreement or arrangement limiting the ability of any of its Restricted Subsidiaries to (i) declare or pay dividends or other distributions in respect of its equity interests or (ii) repay or prepay any Debt owed to, make loans or advances to, provide guaranties in respect of, or otherwise transfer assets to or invest in, the Company or any other Subsidiary of the Company (whether through a covenant restricting dividends, loans, asset transfers or investments, a financial covenant or otherwise), except (i) any agreement in effect on the date hereof,
(ii) any agreement evidencing a Lien permitted by Section 5.02(a) to the extent that such limitation relates solely to the assets encumbered by such Lien and
(iii) any agreement in effect at the time such Restricted Subsidiary becomes a Restricted Subsidiary of the Company, so long as such agreement was not entered into solely in contemplation of such Person becoming a Restricted Subsidiary of the Company. "Restricted Subsidiary" means any Subsidiary of the Company that owns 1% or more of the Consolidated assets of the Company and its Subsidiaries taken as a whole or as to which is attributed 1% or more of the Consolidated revenues of the Company and its Subsidiaries taken as a whole, in each case as determined by reference to the most recent financial statements of the Company.

     Section 5.03. Financial Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Company will:

     (a) Leverage Ratio. Maintain, as of the end of any fiscal quarter, for the four consecutive fiscal quarters then most recently ended, a ratio of Consolidated Net Debt of the Company and its Subsidiaries to Consolidated EBITDA of the Company and its Subsidiaries for such four fiscal quarter period of not greater than 3.00:1.00.

     (b) Interest Coverage Ratio. Maintain, as of the end of any fiscal quarter, for the four consecutive fiscal quarters then most recently ended, a ratio of Consolidated EBITDA of the Company and its Subsidiaries for such four fiscal quarter period to interest expense on, including amortization of debt discount in respect of, Consolidated Debt of the Company and its Subsidiaries during such four fiscal quarter period of not less than 4.00:1.00.

                                   Article VI

                                EVENTS OF DEFAULT

     Section 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

     (a) Any Borrower shall fail to pay any principal of any Advance when the same becomes due and payable; or any Borrower shall fail to pay any interest on any Advance or make any other payment of fees or other amounts payable under this Agreement or any Note within three Business Days after the same becomes due and payable; or

     (b) Any representation or warranty made by any Borrower herein or by such Borrower in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

     (c) (i) Any Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(d), (e) or (i), 5.02 or 5.03, or (ii) any Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrowers by the Administrative Agent or any Lender; or

     (d) The Company or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal amount of at least $100,000,000 in the aggregate (but excluding Debt outstanding hereunder) of the Company or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

     (e) The Company or any of its Subsidiaries (other than any Insignificant Subsidiary) shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Company or any of its Subsidiaries (other than any Insignificant Subsidiary) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Company or any of its Subsidiaries (other than any Insignificant Subsidiary) shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

     (f) Any judgment or order for the payment of money in excess of $20,000,000 shall be rendered against the Company or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     (g) (i) Any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of the Company (or other securities convertible into such Voting Stock) representing 33 1/3% or more of the combined voting power of all Voting Stock of the Company, or shall obtain the power (whether or not exercised) to elect a majority of the Company's directors; or
(ii) any Person or two or more Persons (other than members of the Board of Directors of the Company acting in their capacity as members of the Board of Directors or any committee thereof) acting in concert shall succeed in having sufficient of its nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who is a related person of such Person, shall constitute a majority of the Board of Directors of the Company;
(iii) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement (and five Business Days shall have elapsed since the date of entering into such contract or arrangement) that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Company; or (iv) the Company shall cease to maintain beneficial ownership of 100% of the Voting Stock of Sprint Capital; or

     (h) The Company or any of its ERISA Affiliates shall incur, or shall be reasonably likely to incur, liability in excess of $75,000,000 in the aggregate as a result of one or more of the following: (i) the occurrence of any ERISA Event; (ii) the partial or complete withdrawal of the Company or any of its ERISA Affiliates from a Multiemployer Plan; or (iii) the reorganization or termination of a Multiemployer Plan; or

     (i) The Company Guaranty contained in Article VII of this Agreement shall cease for any reason to be valid and binding on or enforceable against the Company or the Company shall so state in writing;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrowers, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrowers, declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Borrower under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Borrower.

                                   Article VII

                                COMPANY GUARANTY

     Section 7.01. Guaranty. The Company hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of Sprint Capital now or hereafter existing under this Agreement or any Note, whether for principal, interest, fees, expenses or otherwise (such obligations, to the extent not paid by Sprint Capital or specifically waived in accordance with Section 9.01, being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent or the Lenders in enforcing any rights under this Article VII ("this Guaranty"). Without limiting the generality of the foregoing, the Company's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Sprint Capital to the Administrative Agent or any Lender under this Agreement or any Note but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Sprint Capital.

     Section 7.02. Guaranty Absolute. The Company guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or the Lenders with respect thereto. The obligations of the Company under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Company to enforce this Guaranty, irrespective of whether any action is brought against Sprint Capital or whether Sprint Capital is joined in any such action or actions. The liability of the Company under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and, to the maximum extent permitted by law, the Company hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

     (a) any lack of validity or enforceability of this Agreement or any agreement or instrument relating hereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from this Agreement or any Note, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to Sprint Capital or otherwise;

     (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

     (d) any change, restructuring or termination of the corporate structure or existence of Sprint Capital; or

     (e) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any Lender that might otherwise constitute a defense available to, or a discharge of, the Company, Sprint Capital or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of Sprint Capital or otherwise, all as though such payment had not been made.

     Section 7.03. Waiver. The Company hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any Lender exhaust any right or take any action against Sprint Capital or any other Person or any collateral. The Company acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 7.03 is knowingly made in contemplation of such benefits. The Company hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     Section 7.04. Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the cash payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and the Revolver Termination Date, (b) be binding upon the Company, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lenders, the Administrative Agent and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations hereunder (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 9.07.

     Section 7.05. Subrogation. The Company will not exercise any rights that it may now or hereafter acquire against Sprint Capital or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Company's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any Lender against Sprint Capital or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Sprint Capital or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Revolver Termination Date shall have occurred. If any amount shall be paid to the Company in violation of the preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the Revolver Termination Date, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of this Guaranty, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) the Company shall make payment to the Administrative Agent or any Lender of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Revolver Termination Date shall have occurred, the Administrative Agent and the Lenders will, at the Company's request and expense, execute and deliver to the Company appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Company of an interest in the Guaranteed Obligations resulting from such payment by the Company.

                                  Article VIII

                            THE ADMINISTRATIVE AGENT

     Section 8.01. Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement.

     Section 8.02. Administrative Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07;
(ii) may consult with legal counsel (including counsel for the Borrowers), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrowers or to inspect the property (including the books and records) of the Borrowers; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier or telegram) reasonably believed by it to be genuine and signed or sent by the proper party or parties.

     Section 8.03. Citibank and Affiliates. With respect to its Commitment, the Advances made by it and the Note issued to it, Citibank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Citibank in its individual capacity. Citibank and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Company, any of its Subsidiaries and any Person who may do business with or own securities of the Company or any such Subsidiary, all as if Citibank were not the Administrative Agent and without any duty to account therefor to the Lenders.

     Section 8.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

     Section 8.05. Indemnification. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrowers), ratably according to the respective principal amounts of the Revolving Credit Advances then owed to each of them (or if no such Advances are outstanding at the time, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent under this Agreement (collectively, the "Indemnified Costs"), provided that no Lender shall be liable for any portion of the Indemnified Costs resulting from the Administrative Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrowers. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 8.05 applies whether any such investigation, litigation or proceeding is brought by the Administrative Agent, any Lender or a third party.

     Section 8.06. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

     Section 8.07. Other Agents. Each Lender and each Borrower hereby acknowledges that none of the arranger, syndication agent, the documentation agents or any other Lender designated as any "Agent" (other than the Administrative Agent) on the signature pages hereof has any liability hereunder other than in its capacity as a Lender.

                                   Article IX

                                  MISCELLANEOUS

     Section 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (a) waive any of the conditions specified in Section 3.01, (b) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (c) reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (f) reduce or limit the obligations of the Company under Section 7.01 or release or otherwise limit liability of the Company with respect to the Guaranteed Obligations or (g) amend this Section 9.01; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any Note.

     Section 9.02. Notices, Etc. (a) All notices and other communications provided for hereunder shall be either (x) as and to the extent set forth in
Section 9.02(b) or (y) in writing (including telecopier or telegraphic communication) and mailed, telecopied, telegraphed or delivered, if to the Company, at its address at 6200 Sprint Parkway, Overland Park, Kansas 66251,
Attention: Treasurer (Telecopier No.: (913) 794-1402); if to Sprint Capital, at its address at 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention:
Treasurer (Telecopier No.: (913) 794-0153); if to any Initial Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance or the Assumption Agreement pursuant to which it became a Lender; and if to the Administrative Agent, at its address at 388 Greenwich Street, New York, New York 10013, Attention: Robert Parr (Telecopier No.: (212) 816-8063); or, as to any Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Administrative Agent. All such notices and communications shall, when mailed, telecopied or telegraphed, be effective when deposited in the mails, telecopied or delivered to the telegraph company, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III or VII shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit (other than the Notes) hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

     (b) So long as Citibank or any of its Affiliates is the Administrative Agent, materials required to be delivered pursuant to Section 5.01(i)(i), (ii) and (iv) shall be delivered to the Administrative Agent in an electronic medium in a format acceptable to the Administrative Agent and the Lenders by e-mail at oploanswebadmin@citigroup.com. The Company agrees that the Administrative Agent may make such materials, as well as any other written information, documents, instruments and other material relating to the Borrowers, any of its Subsidiaries or any other materials or matters relating to this Agreement, the Notes or any of the transactions contemplated hereby (collectively, the "Communications") available to the Lenders by posting such notices on Intralinks, "e-Disclosure" or a substantially similar electronic system (the "Platform"). The Company acknowledges that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (ii) the Platform is provided "as is" and "as available" and (iii) neither the Administrative Agent nor any of its Affiliates warrants the accuracy, adequacy or completeness of the Communications or the Platform and each expressly disclaims liability for errors or omissions in the Communications or the Platform. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Administrative Agent or any of its Affiliates in connection with the Platform.

     (c) Each Lender agrees that notice to it (as provided in the next sentence) (a "Notice") specifying that any Communications have been posted to the Platform (so long as such communication has actually been so posted) shall constitute effective delivery of such information, documents or other materials to such Lender for purposes of this Agreement; provided that if requested by any Lender the Administrative Agent shall deliver a copy of the Communications to such Lender by email or telecopier. Each Lender agrees (i) to notify the Administrative Agent in writing of such Lender's e-mail address to which a Notice may be sent by electronic transmission (including by electronic communication) on or before the date such Lender becomes a party to this Agreement (and from time to time thereafter to ensure that the Administrative Agent has on record an effective e-mail address for such Lender) and (ii) that any Notice may be sent to such e-mail address.

     Section 9.03. No Waiver; Remedies. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 9.04. Costs and Expenses. (a) The Borrowers agree to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, (A) all due diligence, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, consultant, and audit expenses and (B) the reasonable fees and expenses of outside counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement. The Borrowers further agree to pay on demand all costs and expenses of the Administrative Agent and the Lenders, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel for the Administrative Agent and each Lender in connection with the enforcement of rights under this Section 9.04(a).

     (b) The Borrowers agree to indemnify and hold harmless the Administrative Agent and each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Each Borrower also agrees not to assert any claim against the Administrative Agent, any Lender, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances.

     (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance or LIBO Rate Advance is made by any Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.08(d) or (e), 2.10 or 2.12, acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, or by an Eligible Assignee to a Lender other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 9.07 as a result of a demand by the Borrowers pursuant to Section 9.07(a), such Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion, including, without limitation, any loss (including loss of Applicable Margin), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

     (d) The Borrowers acknowledge that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. All notices, financial statements, financial and other reports, certificates, requests and other information materials (the "Communications") and the website of the Administrative Agent (the "Platform") are provided "as is" and "as available". The Administrative Agent does not warrant the accuracy, adequacy or completeness of the Communications or the Platform and expressly disclaims liability for errors or omissions in the Communications or the Platform. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Administrative Agent in connection with the Communications or the Platform.

     (e) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in Sections 2.11, 2.14 and 9.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes.

     Section 9.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower against any and all of the obligations of such Borrower now or hereafter existing under this Agreement and the Note held by such Lender, whether or not such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the applicable Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

     Section 9.06. Binding Effect. This Agreement shall become effective (other than Sections 2.01 and 2.03, which shall only become effective upon satisfaction of the conditions precedent set forth in Section 3.01) when it shall have been executed by each Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each Lender and their respective successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

     Section 9.07. Assignments and Participations.. (a) Each Lender may and, if demanded by the Borrowers (following a demand by such Lender pursuant to Section
2.11 or 2.14) upon at least 5 Business Days' notice to such Lender and the Administrative Agent, will assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Revolving Credit Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement (other than any right to make Competitive Bid Advances and Competitive Bid Advances owing to it), (ii) except in the case of an assignment to a bank or other financial institution that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (iii) each such assignment shall be to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Borrowers pursuant to this Section 9.07(a) shall be arranged by the Borrowers after consultation with the Administrative Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrowers pursuant to this
Section 9.07(a) unless and until such Lender shall have received one or more payments from either a Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts accrued or payable to such Lender under this Agreement, and (vi) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note subject to such assignment and a processing and recordation fee of $3,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

     (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

     (c) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together (if the entire interest is being assigned) with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrowers. Unless such Eligible Assignee is already a Lender, within five Business Days after its receipt of such notice, each Borrower, at its own expense, shall execute and deliver to the Administrative Agent a new Note to the order of such Eligible Assignee. Such new Note shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

     (d) The  Administrative  Agent shall maintain at its address referred to in
Section 9.02 a copy of each Assignment and Acceptance and each Assumption Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e) Each Lender may sell participations to one or more banks or other financial institutions (other than the Company or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrowers hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any Note, or any consent to any departure by any Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

     (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information relating to the Borrowers received by it from such Lender.

     (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

     Section 9.08. Confidentiality. Neither the Administrative Agent nor any Lender shall disclose any Confidential Information to any other Person without the consent of the Company, other than (a) to the Administrative Agent's or such Lender's Affiliates (that are not competitors of the Company and its Subsidiaries) and their officers, directors, employees, agents and advisors and, as contemplated by Section 9.07(f), to actual or prospective assignees and participants, and then only on a confidential and a need-to-know basis, (b) as required by any law, rule or regulation or judicial process and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking or any self-regulatory body having authority to regulate or oversee any aspect of the business of such Lender or such Lender's Affiliates.

     Section 9.09. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

     Section 9.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 9.11. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Notes, or for recognition or enforcement of any judgment arising out of or relating to this Agreement or the Notes, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the Notes in the courts of any jurisdiction.

     (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Notes in any New York State court or federal court sitting in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     Section 9.12. Patriot Act Notice. Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies each borrower, guarantor or grantor (the "Loan Parties"), which information includes the name and address of each Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the Act.

     Section 9.13. Waiver of Jury Trial. Each of the Borrowers, the Administrative Agent and the Lenders hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the Notes or the actions of the Administrative Agent or any Lender in the negotiation, administration, performance or enforcement hereof or thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              SPRINT CORPORATION


                              By: /s/ Dennis C. Piper
                                  Dennis C. Piper, Vice President - Finance and Assistant Treasurer



                              SPRINT CAPITAL CORPORATION


                              By: /s/ Dennis C. Piper
                                  Dennis C. Piper, Vice President and Treasurer



                              CITIBANK, N.A.,
                              as Administrative Agent


                              By:     /s/ Carolyn A. Kee
                              Title:  Vice President

                                     Lenders

                              Administrative Agent
Commitment
$97,500,000                                CITIBANK, N.A.

                                           By:     /s/ Carolyn A. Kee
                                           Title:  Vice President

                                Syndication Agent

$97,500,000                                JPMORGAN CHASE BANK

                                           By:     /s/ Edmond DeForest
                                           Title:  Vice President

                              Documentation Agents

$85,000,000                                BANK OF AMERICA, N.A.


                                           By:      /s/ Richard M. Peck
                                           Title:   Principal

$85,000,000                                DEUTSCHE BANK AG, NEW YORK BRANCH

                                           By:     /s/ William McGinty
                                           Title:  Director

                                           By:     /s/ Andreas Neumeier
                                           Title:  Director

$85,000,000                                UBS LOAN FINANCE LLC

                                           By:      /s/ Wilfred V. Saint
                                           Title:   Director, Banking Products
                                                        Services, US

                                           By:     /s/ Doris Mesa
                                           Title:  Associate Director, Banking
                                                        Products Services, US

                             Senior Managing Agents

$55,000,000                                ABN AMRO BANK N.V.

                                           By:     /s/ David Carrington
                                           Title:  Director

                                           By:     /s/ F. Madhany
                                           Title:  Associate

$55,000,000                                LEHMAN BROTHERS BANK, FSB

                                           By:     /s/ Gary T. Taylor
                                           Title:  Vice President

$55,000,000                                MORGAN STANLEY BANK

                                           By:      /s/ Daniel Twenge
                                           Title:   Vice President

$55,000,000                                WACHOVIA BANK, NATIONAL ASSOCIATION

                                           By:      /s/ Mark L. Cook
                                           Title:   Director

$55,000,000                                WILLIAM STREET COMMITMENT
                                           CORPORATION (Recourse only to,
                                             assets of William Street Commitment
                                             Corporation

                                           By:       /s/ Jennifer M. Hill
                                           Title:    CFO

                                     Lenders

$40,000,000                                FIFTH THIRD BANK

                                           By:     /s/ Kevin James
                                           Title:  Vice President

$40,000,000                                KEYBANK NATIONAL ASSOCIATION

                                           By:      /s/ Robert W. Boswell
                                           Title:   Vice President

$40,000,000                                MERRILL LYNCH BANK USA

                                           By:       /s/ Louis Alder
                                           Title:    Director

$40,000,000                                UFJ BANK

                                           By:      /s/ John T. Feeney
                                           Title:   Vice President

$40,000,000                                WESTDEUTSCHE LANDESBANK GIROZENTRALE

                                           By:      /s/ Richard J. Pearse
                                           Title:   Executive Director

                                           By:      /s/ Pascal Kabemba
                                           Title:   Associate Director

$20,000,000                                COMERICA BANK

                                           By: /s/ Mark J. Leveille
                                           Title:  CBO

$20,000,000                                THE NORTHERN TRUST COMPANY

                                           By:       /s/ Ashish S. Bhagwat
                                           Title:    Vice President

$20,000,000                                WELLS FARGO BANK

                                           By:      /s/ Melissa F. Nachman
                                           Title:   Vice President

                                           By:      /s/ Kathleen M. Savard
                                           Title:   Vice President


$10,000,000                                UMB BANK, N.A.

                                           By:      /s/ David A. Proffitt
                                           Title:   Senior Vice President

$5,000,000                                 COMMERCE BANK, N.A.

                                           By:      /s/ David Enslen
                                           Title:   Senior Vice President


$1,000,000,000 Total of the Commitments

The Exhibits and Schedules referenced in the table of contents have been omitted for purposes of this filing, but will be furnished supplementally to the Securities and Exchange Commission upon request.